                             FIRSTAR CORPORATION


                         (Commission File No. 1-2981)


                              POWER OF ATTORNEY


                          Annual Report on Form 10-K




        WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1996; and

        WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

        NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER
L. FITZSIMONDS, JEFFREY B. WEEDEN AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 26 day of February, 1997.



                                                /s/ Michael E. Batten
                                                ---------------------

                             FIRSTAR CORPORATION


                         (Commission File No. 1-2981)


                              POWER OF ATTORNEY


                          Annual Report on Form 10-K


        WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1996; and

        WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

        NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER
L. FITZSIMONDS, JEFFREY B. WEEDEN AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 12 day of February, 1997.



                                                /s/ Robert L. Buchanan  SEAL
                                                    ------------------

                              FIRSTAR CORPORATION

                          (Commission File No. 1-2981)

                               POWER OF ATTORNEY

                           Annual Report on Form 10-K

     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1996; and

     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, JEFFREY B. WEEDEN AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 28th day of January, 1997.

                                             /s/  George M. Chester, Jr
                                                 -------------------------

                              FIRSTAR CORPORATION

                          (Commission File No. 1-2981)

                               POWER OF ATTORNEY

                           Annual Report on Form 10-K



        WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1996; and

        WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

        NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER
L. FITZSIMONDS, JEFFREY B. WEEDEN AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 28th day of January, 1997.




                                                   /s/  Roger H. Derusha
                                                       -------------------

                              FIRSTAR CORPORATION

                          (Commission File No. 1-2981)

                               POWER OF ATTORNEY

                           Annual Report on Form 10-K



        WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1996; and

        WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

        NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER
L. FITZSIMONDS, JEFFREY B. WEEDEN AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 27th day of January, 1997.




                                                   /s/  James L. Forbes
                                                       --------------------

                              FIRSTAR CORPORATION

                          (Commission File No. 1-2981)

                               POWER OF ATTORNEY

                           Annual Report on Form 10-K



        WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1996; and

        WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

        NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER
L. FITZSIMONDS, JEFFREY B. WEEDEN AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 6th day of February, 1997.




                                                   /s/  Holmes Foster
                                                       ------------------

                             FIRSTAR CORPORATION

                         (Commission File No. 1-2981)


                              POWER OF ATTORNEY


                          Annual Report on Form 10-K




        WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1996; and

        WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

        NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER
L. FITZSIMONDS, JEFFREY B. WEEDEN AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 1 day of February, 1997.



                                             /s/    Jerry M. Hiegel     SEAL
                                                 ---------------------

                              FIRSTAR CORPORATION

                          (Commission File No. 1-2981)

                               POWER OF ATTORNEY

                           Annual Report on Form 10-K



     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1996; and

     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, JEFFREY B. WEEDEN AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 29th day of January, 1997.


                                                /s/  Joe F. Hladley
                                                    ---------------------

                              FIRSTAR CORPORATION

                         (Commission File No. 1-2981)

                               POWER OF ATTORNEY

                           Annual Report on Form 10-K



     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1996; and

     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, JEFFREY B. WEEDEN AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 6th day of February, 1997.


                                                  /s/  James H. Keyes
                                                      ------------------

                              FIRSTAR CORPORATION

                          (Commission File No. 1-2981)

                               POWER OF ATTORNEY

                           Annual Report on Form 10-K


     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1996; and

     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, JEFFREY B. WEEDEN AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this ____ day of _______________, 1997.



                                                /s/  Sheldon B. Lubar
                                                    -------------------

                              FIRSTAR CORPORATION

                         (Commission File No. 1-2981)

                               POWER OF ATTORNEY

                           Annual Report on Form 10-K

        WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1996; and

        WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

        NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSMONDS, JEFFERY B. WEEDEN AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 31st day of January, 1997.


                                        /s/ D. F. McKeithan Jr.   SEAL
                                            --------------------

                              FIRSTAR CORPORATION

                          (Commission File No. 1-2981)

                               POWER OF ATTORNEY

                           Annual Report on Form 10-K



     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1996; and

     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, JEFFREY B. WEEDEN AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 27th day of January, 1997.


                                                /s/  George W. Mead
                                                    ---------------------

                              FIRSTAR CORPORATION

                          (Commission File No. 1-2981)

                               POWER OF ATTORNEY

                           Annual Report on Form 10-K



     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1996; and

     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, JEFFREY B. WEEDEN AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 30th day of January, 1997.


                                                /s/  Guy A. Osborn
                                                    ---------------------

                              FIRSTAR CORPORATION

                          (Commission File No. 1-2981)

                               POWER OF ATTORNEY

                           Annual Report on Form 10-K



     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1996; and

     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, JEFFREY B. WEEDEN AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 4th day of March, 1997.


                                                /s/  Judith D. Pyle
                                                    ---------------------

                              FIRSTAR CORPORATION

                          (Commission File No. 1-2981)

                               POWER OF ATTORNEY

                           Annual Report on Form 10-K



     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1996; and

     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, JEFFREY B. WEEDEN AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 31 day of January, 1997.


                                                /s/   Clifford V. Smith, Jr
                                                    -------------------------

                              FIRSTAR CORPORATION

                          (Commission File No. 1-2981)

                               POWER OF ATTORNEY

                           Annual Report on Form 10-K



     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1996; and

     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, JEFFREY B. WEEDEN AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 13th day of February, 1997.


                                                /s/  William W. Wirtz
                                                    ---------------------